SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): DECEMBER 20, 2000


                                    PNV, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-28151

                     DELAWARE                                                   65-0612435
      (State or other jurisdiction of incorporation)                 (I.R.S. Employer Identification Number)

                   11711 N.W.39TH STREET                                              33065
                   CORAL SPRINGS, FLORIDA                                           (Zip code)
           (Address of principal executive offices)

                                 (954) 745-7800
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On December 20, 2000, PNV, Inc. (the "Debtor") filed a voluntary petition with the United States Bankruptcy Court for the Southern District of Florida, Case No. 00-27807-BKC-PGH, under Chapter 11 of the United States Bankruptcy Code. The Debtor is currently operating its business as debtor-in-possession pursuant to the Bankruptcy Code.

         On December 20, 2000, PNV, Inc. issued a Press Release, attached hereto as Exhibit 99.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PNV, INC.
                                   (Registrant)

                                    By:  /s/ Casey L. Gunnell
                                       -----------------------------------------
                                       Casey L. Gunnell, Chief Financial Officer

Date:  December 21, 2000